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                                                                   Exhibit 23(i)
                                                                   -------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in the Ocean West Holding Corporation Registration Statement on Form S-1 of our report dated June 11, 1999 accompanying the financial statements of Ocean West Enterprises, Inc. We also consent to the use of our name as it appears under the caption "Experts."


Irvine, California                  Corbin & Wertz
January 31, 2000